Exhibit No. 3(a)
IBF VI - Guaranteed Income Fund
Form SB-2, Amend. No. 1
File No. 333-71091

                   CERTIFICATE OF AMENDMENT OF
                 CERTIFICATE OF INCORPORATION OF
                  IBF VI - ASSURED INCOME FUND


      IBF  VI - ASSURED INCOME FUND, a corporation organized  and existing  under  the  General Corporation Law  of  the  State  of

Delaware (the "Corporation"), does hereby certify that:

       The   amendment   to  the  Corporation's  Certificate   of

Incorporation  set  forth below was duly adopted  by  resolutions approved by the Corporation's Board of Directors and stockholders in  accordance with the provisions of Section 242 of the  General

Corporation Law of the State of Delaware:

       Amendment.   The  Certificate  of  Incorporation  of   the
corporation is amended by striking Article I in its entirety and replacing therefor:

                            ARTICLE I
                              NAME

  The name of the Corporation is IBF VI - Participating Income
                              Fund.

      IN WITNESS WHEREOF, IBF VI - Assured Income Fund has caused this Certificate to be signed by its duly authorized officer this

17th day of May, 1999.

                                   IBF VI - ASSURED INCOME FUND

                                   By: /s/ Simon A. Hershon, President

                   CERTIFICATE OF AMENDMENT OF
                 CERTIFICATE OF INCORPORATION OF
                 IBF VI - GUARANTEED INCOME FUND


     IBF VI - GUARANTEED INCOME FUND, a corporation organized and existing  under  the  General Corporation Law  of  the  State  of

Delaware (the "Corporation"), does hereby certify that:

       The   amendment   to  the  Corporation's  Certificate   of

Incorporation  set  forth below was duly adopted  by  resolutions approved by the Corporation's Board of Directors and stockholders in  accordance with the provisions of Section 242 of the  General

Corporation Law of the State of Delaware:

       Amendment.   The  Certificate  of  Incorporation  of   the
corporation is amended by striking Article I in its entirety and replacing therefor:

                            ARTICLE I
                              NAME

  The name of the Corporation is IBF VI - Assured Income Fund.

      IN  WITNESS  WHEREOF, IBF VI - Guaranteed Income  Fund  has

caused  this  Certificate to be signed  by  its  duly  authorized officer this 13th day of April, 1999.

                                    IBF  VI  - GUARANTEED  INCOME FUND

                                    By: /s/ Simon A. Hershon, President

                                    E-33